REQUISITION FOR A SPECIAL MEETING
OF THE SHAREHOLDERS OF KIMBER RESOURCES INC.
TO: Kimber Resources Inc. (the "Company") and the directors thereof
The undersigned, being registered holders of that number of common shares (the "Shares") of the Company indicated below, hereby requisition the Company pursuant to section 167 of the Business Corporations Act (British Columbia) to call a special meeting of shareholders of the Company at the first available date.
The purpose of the meeting would be to consider:
1.	passing a special resolution approving the removal of Dennis Bergen,
Michael Hoole, Robert Longe, Luard Manning and Cliff Grandison as directors of the Company.
2.	the election of new directors to fill any resulting vacancy on the board of directors of the Company; and
3.	passing a special resolution to amend the Articles of the Company to remove the provisions providing for the staggered election of directors and adopting new provisions for the annual election of all directors. This Requisition may be signed in counterparts, including by way of facsimile transmission, each of which when taken together shall be deemed to be one and the same instrument.
DATED: October  18, 2006
Name of Registered Shareholder (please print):
James Joseph Puplava Mary Best Puplava TR UA
12/20/90 Puplava Family Trust
Number of Shares held of Record:	 72,386 common shares
Signature: ss/ James Joseph Puplava	/	Mary Best Puplava, Trustee
Name and Position of Authorized Signatory (if applicable):
ss/ James Joseph Puplava, Trustee
ss/Mary Best Puplava, Trustee
Address:  Box 503147, San Diego, CA 92510 USA

Please complete, sign, date and return this form by e-mail or courier, to:
Puplava Securities Inc.
100 - 10801 Thornmint Road,
San Diego, CA
92127 USA
Attention: Scott Middleton, Vice President Compliance & Operations
e-mail: scott@puplava.com

REQUISITION FOR A SPECIAL MEETING
OF THE SHAREHOLDERS OF KIMBER RESOURCES INC.
TO:	Kimber Resources Inc. (the "Company") and the directors thereof
The undersigned, being registered holders of that number of common shares (the "Shares") of the Company indicated below, hereby requisition the
Company pursuant to section 167 of the Business Corporations Act (British Columbia) to call a special meeting of shareholders of the Company at the first available date.The purpose of the meeting would be to consider:
1. passing a special resolution approving the removal of Dennis Bergen, Michael Hoole, Robert Longe, Luard Manning and Cliff Grandison as directors of the Company.
2. the election of new directors to fill any resulting vacancy on the board of directors of the Company; and
3. passing a special resolution to amend the Articles of the Company to remove the provisions providing for the staggered election of directors and adopting new provisions for the annual election of all directors.
This Requisition may be signed in counterparts, including by way of facsimile transmission, each of which when taken together shall be deemed to be one and the same instrument.
DATED: October  18, 2006
Name of Registered Shareholder (please print):	Puplava Securities Inc.

Number of Shares held of Record:	 112,500 common shares
Signature: ss/ James J. Puplava
Name and Position of Authorized Signatory (if applicable):
ss/ President, James Puplava

Address:  100 - 10801 Thornmint Road, San Diego, CA 92127 USA

Please complete, sign, date and return this form by e-mail or courier, to:
Puplava Securities Inc.
100 - 10801 Thornmint Road,
San Diego, CA
92127 USA
Attention: Scott Middleton, Vice President Compliance & Operations
e-mail: scott@puplava.com

REQUISITION FOR A SPECIAL MEETING
OF THE SHAREHOLDERS OF KIMBER RESOURCES INC.
TO:	Kimber Resources Inc. (the "Company") and the directors thereof
The undersigned, being registered holders of that number of common shares
(the "Shares") of the Company indicated below, hereby requisition the Company pursuant to section 167 of the Business Corporations Act (British Columbia) to call a special meeting of shareholders of the Company at the first available date.
The purpose of the meeting would be to consider:
1. passing a special resolution approving the removal of Dennis Bergen, Michael Hoole, Robert Longe, Luard Manning and Cliff Grandison as directors of the Company.
2. the election of new directors to fill any resulting vacancy on the board of directors of the Company; and
3. passing a special resolution to amend the Articles of the Company to remove the provisions providing for the staggered election of directors and adopting new provisions for the annual election of all directors.
This Requisition may be signed in counterparts, including by way of facsimile transmission, each of which when taken together shall be deemed to be one and the same instrument.
DATED: October  18, 2006
Name of Registered Shareholder (please print):
Puplava Financial Services Inc.

Number of Shares held of Record:	 2,467,800 common shares
Signature: ss/ James J. Puplava
Name and Position of Authorized Signatory (if applicable):
ss/ James Puplava, President

Address:  100 - 10801 Thornmint Road, San Diego, CA 92127 USA

Please complete, sign, date and return this form by e-mail or courier, to:
Puplava Securities Inc.
100 - 10801 Thornmint Road,
San Diego, CA
92127 USA
Attention: Scott Middleton, Vice President Compliance & Operations
e-mail: scott@puplava.com

REQUISITION FOR A SPECIAL MEETING
OF THE SHAREHOLDERS OF KIMBER RESOURCES INC.
TO:	Kimber Resources Inc. (the "Company") and the directors thereof
The undersigned, being registered holders of that number of common shares
(the "Shares") of the Company indicated below, hereby requisition the Company pursuant to section 167 of the Business Corporations Act (British Columbia) to call a special meeting of shareholders of the Company at the first available date.
The purpose of the meeting would be to consider:
1. passing a special resolution approving the removal of Dennis Bergen, Michael Hoole, Robert Longe, Luard Manning and Cliff Grandison as directors of the Company.
2. the election of new directors to fill any resulting vacancy on the board of directors of the Company; and
3. passing a special resolution to amend the Articles of the Company to remove the provisions providing for the staggered election of directors and adopting new provisions for the annual election of all directors.

This Requisition may be signed in counterparts, including by way of facsimile transmission, each of which when taken together shall be deemed to be one and the same instrument.

DATED: October  18, 2006
Name of Registered Shareholder (please print):	James J. Puplava.
Number of Shares held of Record:	 70,000 common shares
Signature: ss/ James J. Puplava
Name and Position of Authorized Signatory (if applicable):
ss/ James Puplava,

Address:  10801 Thornmint Road, Ste 100, San Diego, CA 92127-2421 USA

Please complete, sign, date and return this form by e-mail or courier, to:
Puplava Securities Inc.
100 - 10801 Thornmint Road,
San Diego, CA
92127 USA
Attention: Scott Middleton, Vice President Compliance & Operations
e-mail: scott@puplava.com